                                                                    EXHIBIT 10.3


                    CLOSING AGREEMENT TO PURCHASE AGREEMENT

     THIS CLOSING AGREEMENT TO PURCHASE AGREEMENT (the "Closing Agreement") is executed this 16th day of March, 2001 by and among TeleCorp Realty, L.L.C., a Delaware limited liability company ("TeleCorp Realty, LLC"), Telecorp Puerto Rico Realty, Inc., a Puerto Rico corporation ("Telecorp PR"), and TeleCorp Communications, Inc., a Delaware corporation ("TCI") (TeleCorp Realty, Telecorp PR and TCI, collectively "TeleCorp" and individually a "TeleCorp Party"), SBA Towers, Inc., a Florida corporation ("SBA Towers") and SBA TC Acquisition, Inc., a Florida corporation ("SBA TC") (SBA Towers and SBA TC, collectively "SBA").

     WHEREAS, TeleCorp and SBA entered into that certain Purchase Agreement dated September 15, 2000, as amended from time to time (collectively, the "Contract") in which TeleCorp agreed to assign, sell and convey certain leases, towers and related facilities to a Delaware corporation to be formed and wholly owned by TeleCorp ("NewCo") and then sell and convey all of the issued and outstanding shares of capital stock of NewCo ("Shares") to SBA;

     WHEREAS, TeleCorp and SBA wish to amend the Contract to (i) provide that NewCo shall be formed and wholly owned by SBA and not TeleCorp, (ii) provide that the closing on the Assets pertaining to two hundred three (203) sites shall occur on March 16, 2001, and (iii) address other matters pertaining to the purchase of the Assets by SBA.

        NOW THEREFORE, for and in consideration of the terms and mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TeleCorp and SBA agree as follows:

1.   Definitions.  All terms not expressly defined herein shall have the meaning
     -----------
ascribed to them in the Contract.

2.   Stock Purchase.  Section 2 of the Contract is deleted in its entirety.
     --------------
Notwithstanding anything contained in the Contract to the contrary, NewCo shall be formed by SBA and wholly owned by SBA. All references in the Contract to the name "NewCo" shall mean and refer to SBA TC Acquisition, Inc., a Florida corporation ("SBA TC").

3.  Assets Purchased by NewCo from TeleCorp.  Two hundred three (203) Sites
    ---------------------------------------
have been approved for purchase by SBA and the Closing for said 203 Sites shall occur on March 16, 2001 at the offices of Gunster, Yoakley & Stewart, P.A. in West Palm Beach, Florida. A schedule of such 203 Sites is attached hereto as Exhibit A (the "Approved Sites"). On the Closing, TeleCorp agrees to grant,
---------
bargain, sell, convey and assign to SBA TC, TeleCorp's entire right, title and interest in and to the Assets that pertain to the Approved Sites.

4.  Purchase Price.  The purchase price for the Assets pertaining to the
    --------------
Approved Sites shall be SIXTY-SIX MILLION FOUR HUNDRED EIGHTY TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($66,482,500.00) subject to all adjustments, credits and prorations provided for in the Contract.

5.   Release of Liens.
     ----------------

     a. TeleCorp and SBA acknowledge that certain of the Approved Sites described in Exhibit B attached hereto ("Approved Sites with Liens")
                      ---------
         have liens recorded against them for failure to pay the costs of development and construction of the Tower Facilities located thereon. It is and shall remain the continuing and affirmative obligation of TeleCorp to (i) obtain releases of liens in recordable form for all Approved Sites with Liens, (ii) record said releases of liens in the appropriate recording office(s), and (iii) provide copies of said recorded releases to SBA with thirty (30) days after the Closing Date. TeleCorp represents and warrants to SBA that, to the best of TeleCorp's knowledge, except for the Approved Sites with Liens described in Exhibit B attached hereto, there are no other Approved Sites subject to
         ---------
         liens in connection with the failure of TeleCorp to pay the costs of development and construction of the Tower Facilities. Subject to the limitation on damages as set forth in Sections 15(b)(v) and 15(b)(ii)of the Contract, TeleCorp shall remain liable for the payment of any liens filed against Approved Sites for that certain period of time terminating on the date(s) on which the applicable state lien filing period expires.

     b. To ensure compliance with the terms of subsection (a) above, Gunster Yoakley & Stewart, P.A. ("Escrow Agent") is authorized and directed to withhold an amount equal to one hundred twenty-five percent (125%) of the aggregate amount of said liens (as set forth in Exhibit B) (the "Escrowed Funds") from the proceeds due TeleCorp at closing and deposit the Escrowed Funds into an interest bearing account. The Escrowed Funds applicable to each Approved Site with Liens shall be held in escrow by Escrow Agent until TeleCorp delivers to SBA for each Approved Site with Lien a release of lien as recorded in the appropriate recording office evidencing the satisfaction and release of the Lien ("Release").

     c. Upon SBA's receipt of a Release for each Approved Site with a Lien, SBA shall immediately notify Escrow Agent, in writing, that the Escrowed Funds applicable to such Approved Site with Liens shall be promptly released to TeleCorp. Upon receipt of the last remaining Release, SBA shall authorize Escrow Agent to release any remaining Escrowed Funds to TeleCorp.

     d. SBA shall have no obligation to pay any sums of money to obtain the Releases.

     e. The Escrow Agent shall have no responsibilities with respect to any of the funds deposited with it other than faithfully to follow instructions herein contained, or as otherwise agreed to by TeleCorp and SBA. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document which Escrow Agent in good faith believes to be genuine. Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact, or for anything which it may do or refrain from doing in connection herewith, except its own gross negligence or willful misconduct. If conflicting demands not expressly provided for in this Closing Agreement are made or notice is served upon Escrow Agent with respect to its action or omission under this Closing Agreement, the parties hereto agree that Escrow Agent shall have the absolute right to elect to do either or both of the following: (i) withhold and stop all future actions or omissions on its part under this Agreement, or (ii) file a suit in interpleader or for instructions or for a declaratory judgment or other relief and obtain an order from the proper court requiring the parties to litigate in such court their conflicting claims and demands. In the event any such action is taken, Escrow Agent shall be fully released and discharged from all obligations to perform any duties or obligations imposed upon it hereunder unless and until otherwise ordered by the Court; and the parties jointly and severally agree to pay all costs, expenses, and reasonable attorneys' fees expended or incurred by Escrow Agent in connection therewith. As between SBA and TeleCorp, in the event any costs or expenses are incurred by Escrow Agent as a result of conflicting demands by SBA and TeleCorp, the prevailing party in any such conflict shall be reimbursed by the other party for any costs, expenses or other monies paid to Escrow Agent as a result of such conflict. The parties further agree to indemnify, defend and save the Escrow Agent harmless from any claims or damages incurred by it(including reasonable attorneys' fees, paralegal charges and costs) arising from the performance of its duties hereunder, except for such claims or damages as are incurred by the Escrow Agent through its own acts of gross negligence or willful and intentional misconduct.

6.   UCC-3 Releases.  SBA and TeleCorp acknowledge that all of the Tower
     --------------
Facilities located on the Approved Sites are subject to UCC-1 Financing Statements in favor of Chase Manhattan Bank ("Chase"). SBA and TeleCorp further acknowledge that the UCC-1 Financing Statements will not be released of record by the Closing Date. Notwithstanding the foregoing, Chase has released its security interests and claims no further interests in the Tower Facilities pursuant to those letters from Chase to TeleCorp and SBA each dated March 16, 2001 (collectively, the "Chase Letters"). Subject to SBA's obligation to prepare the UCC-3's in a form acceptable to Chase and pay all filing and related fees, TeleCorp acknowledges and agrees that it shall remain the continuing and affirmative obligation of TeleCorp and TeleCorp shall use commercially reasonable efforts to obtain from Chase, by not later than July 19, 2001, UCC-3 (Releases) for all of the Tower Facilities located on the Approved Sites which releases shall terminate and release any and all security interests held by Chase in the Tower Facilities. Notwithstanding the foregoing, it is the intent of the parties that SBA's attorneys shall prepare the UCC-3 (Releases). In the event attorneys for Chase prepare the UCC-3's, (i) SBA's obligation to pay for said releases shall not exceed an amount equal to $30.00 multiplied by the number of UCC-3's prepared plus all recording costs, and (ii) TeleCorp shall be responsible for the excess amount of legal fees owed to Chase's attorneys. SBA or its attorneys shall prepare the UCC-3's in a form acceptable to Chase, as Administrator and Collateral Agent, reflecting the description of the released Tower Facilities. The amount of legal fees paid by SBA in connection therewith shall be applied against the $2,000,000 of damages referred to in Sections 15(b)(v) and 15(b)(ii) of the Contract.
                          -----------------     ---------

7.   Memorandums of Leases.  SBA and TeleCorp acknowledge that certain of the
     ---------------------
Approved Sites do not have Memorandums of Leases recorded in the appropriate recording office(s). The parties acknowledge and agree that they shall cooperate with each other in obtaining and recording Memorandums of Leases for all such Approved Sites within thirty (30) days after the Closing Date. The amount of legal fees paid by SBA in connection therewith shall be applied against the $2,000,000 of damages referred to in Sections15(b)(v) and
                                                 ----------------
15(b)(ii)of the Contract.
---------

8.   Electric Bills.  The parties acknowledge that TeleCorp's equipment and the
     --------------
lighting on the Tower Facilities are all a part of the same electrical feed. For all Tower Facilities on Approved Sites on which TeleCorp's equipment is connected to lighting systems, TeleCorp shall receive a credit under the applicable Site Lease Acknowledgment in an amount equal to Forty Dollars ($40.00) per month. The aforementioned credit shall terminate at such time as TeleCorp's equipment and the lighting for the Tower Facilities are separately
metered.   SBA shall have no obligation to install a new electric meter with respect to any light system until such time as a second tenant installs its equipment on a Tower.

9.   Monitoring of Lights.  With respect to the Approved Sites, TeleCorp agrees
     --------------------
to monitor the lights on the Tower Facilities for a period not to exceed four
(4) months after the Closing Date. All such monitoring shall be conducted in accordance with FAA and FCC regulations. In the event of an electrical outage or alarm on any of the Tower Facilities, TeleCorp shall immediately contact SBA's NOC and SBA shall be responsible for filing the NOTAM and providing a copy
to TeleCorp.   TeleCorp shall have no liability to SBA with respect to any power outages or power failures on the Tower Facilities. Within a reasonable period after the Closing Date not to exceed ninety (90) days, SBA shall register in SBA's name the Tower Facilities associated with the Approved Sites with the FAA and FCC and any other applicable governmental agencies.

10.  Cooperation.  In connection with the transfer of the Tower Facilities to
     -----------
SBA, TeleCorp agrees to provide the following information to SBA within thirty
(30) days after the Closing Date:

     a.   Contact names and numbers per defined operational area;
     b.   Defined operational area boundary;
     c. List of towers by site indicating if lights are installed and if so the manufacture, model number, and operational mode (red only, white only, dual, etc.);
     d.   Gate lock combo codes and/or keys by site;
     e.   Light controller locations by site (inside/outside);
     f.   Site directions; and
     g.   Any existing maintenance agreements (grounds, towers, lights, etc.).

11.  Closing Prorations.
     ------------------

     a. Rent paid by TeleCorp under the Site Lease Acknowledgments for all Approved Sites shall be prorated as of 12:01 A.M. on the Closing Date on the basis of a 30-day month. SBA shall receive a credit against the Purchase Price in an amount equal to the aggregate amount of said rent.

     b. Rent paid by TeleCorp under the Prime Leases for all Approved Sites shall be prorated as of 12:01 A.M. on the Closing Date on the basis of a 30-day month. TeleCorp shall receive a credit against the Purchase Price in an amount equal to the aggregate amount of said rent.

     c.   All other items to be prorated pursuant to Section 3(b) of the
                                                     ------------
          Contract shall be prorated as of 12:01 A.M. on the Closing Date but will be calculated within thirty (30) days after the Closing Date and either party owing the other party a sum of money based on such subsequent prorations will promptly pay the sum to the other party. Any excess interest on the Deposit received by TeleCorp shall be refunded to SBA within said thirty (30) day period.

     d. A copy of the Closing Statement is attached hereto as Exhibit C and is incorporated by reference herein.

12.  Delivery of Due Diligence Items.  Notwithstanding anything to the contrary
     -------------------------------
contained in Section 4(b)(viii) of the Contract, TeleCorp shall have until
             ------------------
thirty (30) days after the Closing Date to deliver to SBA the originals of the Due Diligence Items described therein, provided, however, SBA shall have no obligation to return a copy of said documents to TeleCorp.

13.  Subsequent Closings.  Subsequent to the Closing and through July 19, 2001,
     -------------------
SBA and TeleCorp shall continue pursuant to Section 7(c) of the Contract to take
                                            ------------
Curative Actions with respect to any Sites subject to the Contract but not yet closed upon. During such time, SBA shall continue to close on such Sites in accordance with the terms of the Contract. Said closings shall occur by mail on the later of (i) the last business day of every month beginning with the month of April, or (ii) at such time SBA has approved a minimum of ten (10) Sites for closing. Notwithstanding anything contained herein or in the Contract to the contrary, SBA shall have no obligation to close on any Sites unless SBA has received from Chase executed UCC-3 (Releases) for all Tower Facilities pertaining to the Approved Sites and those Sites scheduled to close. Any Site which is not subject to a Closing by July 19, 2001 shall be deemed an Excluded Site for purposes of the Contract.

14.  Further Assurances.  Each party will, from time to time, execute,
     ------------------
acknowledge and deliver such further instruments, and perform such additional acts, and obtain such additional documents as the other party may reasonably request in order to effectuate the intent of the Contract. The foregoing shall include, without limitation, SBA and TeleCorp (i) continuing to take Curative Actions with respect to Approved Sites, (ii)obtaining the documents and complying with the terms of Section 5, Section 6, Section 7, Section 8 , Section
                            ---------  ---------  ---------  ---------   -------
9 and Section 10 of this Closing Agreement, and (iii) obtaining corrective
-     ----------
assignments of prime leases or such other corrective closing documents or additional closing documents that either party may reasonably request in order to effectuate the intent of the Agreement. With respect to the Approved Sites, TeleCorp covenants and agrees to provide written notice to all tenants under the Collocation Agreements immediately after the Closing Date advising said tenants of the sale of the Assets and instructing the tenants that all rents payouts shall be sent directly to SBA. SBA agrees to provide TeleCorp with a closing binder containing copies of the file marked documents executed at the Closing within a reasonable time thereafter.

15.  No Other Modification.  Except as expressly modified by this Closing
     ---------------------
Agreement, the terms and provisions of the Contract are ratified and confirmed by TeleCorp and SBA and are incorporated in this Closing Agreement by reference
as if set forth fully herein.   In the event of any conflict between the terms
of the Contract and the terms of this Closing Agreement, the terms of this Closing Agreement shall control. The term "Contract" shall include this Closing Agreement.

                         [NO FURTHER TEXT ON THIS PAGE]

IN WITNESS WHEREOF, SBA and TeleCorp have executed this Closing Agreement as of the date and year first above written.

                              SBA TOWERS, INC., a Florida corporation

                              By:  /s/ Neil Seidman
                                 ---------------------------------

                              Name:    Neil Seidman
                                    ------------------------------

                              Title:   Director of Acquisitions
                                    ------------------------------
                                           (CORPORATE SEAL)


                              SBA TC ACQUISITION, INC., a Florida corporation

                              By:  /s/ Neil Seidman
                                 ---------------------------------

                              Name:    Neil Seidman
                                    ------------------------------

                              Title:   Director of Acquisitions
                                    ------------------------------
                                           (CORPORATE SEAL)

                              TELECORP REALTY, L.L.C., a Delaware limited liability company

                              By: TeleCorp Communications, Inc., a Delaware corporation, its Managing Member

                              By:  /s/ Ronald W. Keefe, Jr.
                                   --------------------------------
                              Name:  Ronald W. Keefe, Jr.

                                         (CORPORATE SEAL)


                              TELECORP PUERTO RICO REALTY, INC., a
                              Puerto Rico corporation

                              By:  /s/ Ronald W. Keefe, Jr.
                                   --------------------------------
                              Name:  Ronald W. Keefe, Jr.

                                         (CORPORATE SEAL)


                              TELECORP COMMUNICATIONS, INC., a Delaware corporation


                              By:  /s/ Ronald W. Keefe, Jr.
                                   --------------------------------
                              Name: Ronald W. Keefe, Jr.
                              Title: Assistant Secretary

                                         (CORPORATE SEAL)

                                   EXHIBIT A
                                   ---------

                           Schedule of Approved Sites
                           --------------------------

------------------------------------------------------------------------------------------
      Site #                      Site Name                   County                 State
------------------------------------------------------------------------------------------
1.    MEM013               1.  Covington                   1.  Shelby                  TN
------------------------------------------------------------------------------------------
2.    MEM022               2.  Folding Stairs              2.  Shelby                  TN
------------------------------------------------------------------------------------------
3.    MEM038               3.  Hailey Park                 3.  Shelby                  TN
------------------------------------------------------------------------------------------
4.    MEM043               4.  Horn Lake                   4.  DeSoto                  MS
------------------------------------------------------------------------------------------
5.    MEM051               5.  Lake Cormorant              5.  DeSoto                  MS
------------------------------------------------------------------------------------------
6.    MEM055               6.  H&H Freight                 6.  DeSoto                  MS
------------------------------------------------------------------------------------------
7.    MEM058               7.  River City                  7.  Shelby                  TN
------------------------------------------------------------------------------------------
8.    MEM062               8.  Shelton                     8.  Shelby                  TN
------------------------------------------------------------------------------------------
9.    MEM063               9.  Bailey Fire Station         9.  Shelby                  TN
------------------------------------------------------------------------------------------
10.   MEM069              10.  Brunswick                  10.  Shelby                 TN
------------------------------------------------------------------------------------------
11.   MEM075              11.  Callicot                   11.  Shelby                 TN
------------------------------------------------------------------------------------------
12.   MEM105              12.  Bush Grove                 12.  Shelby                 TN
------------------------------------------------------------------------------------------
13.   MEM110              13.  Lehi Case                  13.  Crittenden             AR
------------------------------------------------------------------------------------------
14.   MEM119              14.  Marion All States          14.  Crittenden             AR
------------------------------------------------------------------------------------------
15.   MEM122              15.  Turrell                    15.  Crittenden             AR
------------------------------------------------------------------------------------------
16.   MEM123              16.  Beasley                    16.  Poinsett               AR
------------------------------------------------------------------------------------------
17.   MEM127              17.  Bay                        17.  Craighead              AR
------------------------------------------------------------------------------------------
18.   MEM128              18.  Needham                    18.  Craighead              AR
------------------------------------------------------------------------------------------
19.   MEM129              19.  Eastside                   19.  Craighead              AR
------------------------------------------------------------------------------------------
20.   MEM130              20.  Higginbottom               20.  Craighead              AR
------------------------------------------------------------------------------------------
21.   MEM131              21.  Strawfloor                 21.  Craighead              AR
------------------------------------------------------------------------------------------
22.   MEM132              22.  Jonesboro                  22.  Craighead              AR
------------------------------------------------------------------------------------------
23.   MEM138              23.  Cloyes Park                23.  Shelby                 TN
------------------------------------------------------------------------------------------
24.   MEM152              24.  Fruitland                  24.  Gibson                 TN
------------------------------------------------------------------------------------------
25.   MEM154              25.  Gibson                     25.  Gibson                 TN
------------------------------------------------------------------------------------------
26.   MEM159              26.  Germantown Police          26.  Shelby                 TN

------------------------------------------------------------------------------------------
27.    MEM160              27.  Jackson Brake              27.  Madison                TN
------------------------------------------------------------------------------------------
28.    MEM161              28.  Poplar Estates Park        28.  Shelby                 TN
------------------------------------------------------------------------------------------
29.    MEM165              29.  Millington                 29.  Tipton                 TN
------------------------------------------------------------------------------------------
30.    MEM172              30.  Cortez                     30.  DeSoto                 MS
------------------------------------------------------------------------------------------
31.    MEM174              31.  Yellow Dog                 31.  Tate                   MS
------------------------------------------------------------------------------------------
32.    MEM175              32.  Crossroads                 32.  Panola                 MS
------------------------------------------------------------------------------------------
33.    MEM177              33.  Shady Grove                33.  Panola                 MS
------------------------------------------------------------------------------------------
34.    MEM179              34.  Campground                 34.  LaFayette              MS
------------------------------------------------------------------------------------------
35.    MEM199              35.  Acee Center                35.  Shelby                 TN
------------------------------------------------------------------------------------------
36.    MEM210              36.  Ripley-Covington           36.  Tipton                 TN
------------------------------------------------------------------------------------------
37.    MEM213              37.  West Jonesboro             37.  Craighead              AR
------------------------------------------------------------------------------------------
38.    MEM257              38.  Sharon                     38.  Weakley                TN
------------------------------------------------------------------------------------------
39.    MEM259              39.  Earle                      39.  Crittenden             AR
------------------------------------------------------------------------------------------
40.    MEM264              40.  Grubbs                     40.  Poinsett               AR
------------------------------------------------------------------------------------------
41.    MEM265              41.  South Jonesboro            41.  Craighead              AR
------------------------------------------------------------------------------------------
42.    BRN012              42.  Hwy 160-Hwy 65 Alms        42.  Taney                  MO
------------------------------------------------------------------------------------------
43.    LTR001              43.  Ar. Graphics / Wilcox      43.  Pulaski                AR
------------------------------------------------------------------------------------------
44.    LTR006              44.  Harris                     44.  Pulaski                AR
------------------------------------------------------------------------------------------
45.    LTR015              45.  Rosedale/Optimist          45.  Pulaski                AR
------------------------------------------------------------------------------------------
46.    LTR016              46.  West Little Rock/CLR       46.  Pulaski                AR
------------------------------------------------------------------------------------------
47.    LTR018              47.  Pro. Bowl / McGee          47.  Pulaski                AR
------------------------------------------------------------------------------------------
48.    LTR020              48.  Rocky Valley / CLR         48.  Pulaski                AR
------------------------------------------------------------------------------------------
49.    LTR023              49.  Col. Glenn / CLR           49.  Pulaski                AR
------------------------------------------------------------------------------------------
50.    LTR025              50.  Reeves-Culin               50.  Pulaski                AR
------------------------------------------------------------------------------------------
51.    LTR026              51.  Mablevale/D. Reynolds      51.  Pulaski                AR
------------------------------------------------------------------------------------------
52.    LTR027              52.  Mid-South/Kremers          52.  Pulaski                AR
------------------------------------------------------------------------------------------
53.    LTR028              53.  Arkco                      53.  Pulaski                AR
------------------------------------------------------------------------------------------
54.    LTR030              54.  Burns Park / Files         54.  Pulaski                AR
------------------------------------------------------------------------------------------
55.    LTR038              55.  Lake Maumelle / Harper     55.  Pulaski                AR
                                Const.

------------------------------------------------------------------------------------------
56.    LTR039              56.  Sherwood / Tice            56.  Pulaski                AR
------------------------------------------------------------------------------------------
57.    LTR043              57.  Gravel Ridge / Imhoff      57.  Pulaski                AR
------------------------------------------------------------------------------------------
58.    LTR047              58.  Tri-Co/Harris              58.  Pulaski                AR
------------------------------------------------------------------------------------------
59.    LTR053              59.  Ar. Systems / Logan        59.  Pulaski                AR
------------------------------------------------------------------------------------------
60.    LTR057              60.  Doxon Rd/Dixon Family      60.  Pulaski                AR
------------------------------------------------------------------------------------------
61.    LTR058              61.  Hwy 7 North/Country Club   61.  Pope                   AR
------------------------------------------------------------------------------------------
62.    LTR060              62.  Shannon Hills/City of      62.  Saline                 AR
                                Shannon Hills
------------------------------------------------------------------------------------------
63.    LTR061              63.  Market Street              63.  Pulaski                AR
------------------------------------------------------------------------------------------
64.    LTR062              64.  Hilaro Springs / Heavrin   64.  Pulaski                AR
------------------------------------------------------------------------------------------
65.    LTR063              65.  Crystal Mountain           65.  Pulaski                AR
------------------------------------------------------------------------------------------
66.    LTR066              66.  Slovak / Sokora            66.  Prairie                AR
------------------------------------------------------------------------------------------
67.    LTR067              67.  Stuttgart/Gingerich Farms  67.  Arkansas               AR
------------------------------------------------------------------------------------------
68.    LTR069              68.  England / Caplinger        68.  Lonoke                 AR
------------------------------------------------------------------------------------------
69.    LTR071              69.  Donald Ridge / Mattison    69.  Faulkner               AR
------------------------------------------------------------------------------------------
70.    LTR076              70.  Horse Shoe / Steenis       70.  Faulkner               AR
------------------------------------------------------------------------------------------
71.    LTR082              71.  Dardanelle / Duffield      71.  Pope                   AR
------------------------------------------------------------------------------------------
72.    LTR086              72.  Lawson Road / Farrish      72.  Pulaski                AR
------------------------------------------------------------------------------------------
73.    LTR089              73.  Mt. Ida / Mayberry         73.  Montgomery             AR
------------------------------------------------------------------------------------------
74.    LTR090              74.  N. Benton/Utley            74.  Saline                 AR
------------------------------------------------------------------------------------------
75.    LTR091              75.  SE Benton / Decker         75.  Saline                 AR
------------------------------------------------------------------------------------------
76.    LTR092              76.  Edison / Lynch             76.  Saline                 AR
------------------------------------------------------------------------------------------
77.    LTR093              77.  Saline Airport/Alltel      77.  Saline                 AR
------------------------------------------------------------------------------------------
78.    LTR094              78.  Kerr Road/Toepke           78.  Lonoke                 AR
------------------------------------------------------------------------------------------
79.    LTR100              79.  Avant / Dever              79.  Garland                AR
------------------------------------------------------------------------------------------
80.    LTR101              80.  Ridgewood                  80.  Garland                AR
------------------------------------------------------------------------------------------
81.    LTR102              81.  Crystal Springs/           81.  Garland                AR
                                Dalrymple
------------------------------------------------------------------------------------------
82.    LTR105              82.  Nazarene                   82.  Garland                AR
------------------------------------------------------------------------------------------
83.    LTR107              83.  Royal/Davis                83.  Garland                AR
------------------------------------------------------------------------------------------
84.    LTR109              84.  Hwy #70/Hageman            84.  Garland                AR

------------------------------------------------------------------------------------------
85.    LTR111              85.  Spencer Bay / Lewallen     85.  Garland                AR
------------------------------------------------------------------------------------------
86.    LTR112              86.  Lake Catherine / Hammons   86.  Hot Springs            AR
------------------------------------------------------------------------------------------
87.    LTR113              87.  I-30  Hwy 270 / Raines     87.  Hot Springs            AR
------------------------------------------------------------------------------------------
88.    LTR114              88.  I-30 Truck Stop / Jj's     88.  Saline                 AR
------------------------------------------------------------------------------------------
89.    LTR115              89.  Perla / Parker             89.  Hot Springs            AR
------------------------------------------------------------------------------------------
90.    LTR119              90.  Friendship/Kizzar          90.  Hot Spring             AR
------------------------------------------------------------------------------------------
91.    LTR133              91.  Hwy 79 Bridge / McGhee     91.  Jefferson              AR
                                Transport
------------------------------------------------------------------------------------------
92.    LTR134              92.  Wabbaseka / Vassaur        92.  Jefferson              AR
------------------------------------------------------------------------------------------
93.    LTR135              93.  Humphrey / Wilson          93.  Arkansas               AR
------------------------------------------------------------------------------------------
94.    LTR148              94.  Pleasant Grove Baptist     94.  Benton                 AR
------------------------------------------------------------------------------------------
95.    LTR150              95.  BC 2 Way                   95.  Benton                 AR
------------------------------------------------------------------------------------------
96.    LTR153              96.  N. Bentonville/Clark       96.  Benton                 AR
------------------------------------------------------------------------------------------
97.    LTR191              97.  Roland OK/Svendsen         97.  Sequoyah               OK
------------------------------------------------------------------------------------------
98.    LTR192              98.  Muldrow OK/Knight-Butcher  98.  Sequoyah               OK
------------------------------------------------------------------------------------------
99.    LTR216              99.  Morgan / Bevans            99.  Pulaski                AR
------------------------------------------------------------------------------------------
100.    LTR234             100.  Heber Springs / Reed      100.  Cleburne              AR
------------------------------------------------------------------------------------------
101.    LTR235             101.  Eden Isle                 101.  Cleburne              AR
------------------------------------------------------------------------------------------
102.    LTR236             102.  Greers Ferry / Wilson     102.  Cleburne              AR
------------------------------------------------------------------------------------------
103.    LTR237             103.  Pearson / Hill            103.  Cleburne              AR
------------------------------------------------------------------------------------------
104.    LTR238             104.  Quitman / Reylance, Inc.  104.  Cleburne              AR
------------------------------------------------------------------------------------------
105.    LTR239             105.  Guy / Roberts             105.  Faulkner              AR
------------------------------------------------------------------------------------------
106.    LTR270             106.  Shrobe Rd/Culin           106.  Saline                AR
------------------------------------------------------------------------------------------
107.    LTR271             107.  Bryant / Bishop           107.  Saline                AR
------------------------------------------------------------------------------------------
108.    LTR272             108.  Alcoa / Betty Styles      108.  Pulaski               AR
------------------------------------------------------------------------------------------
109.    LTR275             109.  Lonsdale/Fulcher          109.  Garland               AR
------------------------------------------------------------------------------------------
110.    LTR276             110.  Ten Mile Creek/Suttor     110.  Garland               AR
------------------------------------------------------------------------------------------
111.    LTR278             111.  Morningstar/KOA           111.  Garland               AR
------------------------------------------------------------------------------------------
112.    LTR279             112.  Ward / City of Ward       112.  White                 AR
------------------------------------------------------------------------------------------
113.    LTR280             113.  Cabot/Pruett              113.  Lonoke                AR

------------------------------------------------------------------------------------------
114.    LTR286             114.  Cabot DT / Price          114.  Lonoke                AR
------------------------------------------------------------------------------------------
115.    LTR303             115.  Price Mtn./Clark          115.  Washington            AR
------------------------------------------------------------------------------------------
116.    LTR304             116.  Rt.45 E. Fayetteville     116.  Washington            AR
------------------------------------------------------------------------------------------
117.    LTR307             117.  NW AR Regional            117.  Benton                AR
                                 Airport/Insco3
------------------------------------------------------------------------------------------
118.    CAR003             118.  Lenon                     118.  Johnson               IL
------------------------------------------------------------------------------------------
119.    CAR011             119.  Brust                     119.  Jackson               IL
------------------------------------------------------------------------------------------
120.    CAR024             120.  Musgrave                  120.  Wayne                 IL
------------------------------------------------------------------------------------------
121.    CAR028             121.  Affordable Homes          121.  Jefferson             IL
------------------------------------------------------------------------------------------
122.    CAR031             122.  Hayden                    122.  Marion                IL
------------------------------------------------------------------------------------------
123.    EVA001             123.  Cunningham                123.  White                 IL
------------------------------------------------------------------------------------------
124.    EVA004             124.  Davis                     124.  Gibson                IN
------------------------------------------------------------------------------------------
125.    EVA005             125.  Pohl                      125.  Gibson                IN
------------------------------------------------------------------------------------------
126.    EVA006             126.  Taylor                    126.  Gibson                IN
------------------------------------------------------------------------------------------
127.    EVA014             127.  Baker                     127.  Warrick               IN
------------------------------------------------------------------------------------------
128.    EVA022             128.  Hein                      128.  Warrick               IN
------------------------------------------------------------------------------------------
1.    EVA028               1.  Christmas                   1.  Warrick                 IN
------------------------------------------------------------------------------------------
2.    EVA029               2.  Holder                      2.  Warrick                 IN
------------------------------------------------------------------------------------------
3.    MOU014               3.  Hulshof                     3.  New Madrid              MO
------------------------------------------------------------------------------------------
4.    COL021               4.  Scotchman Place             4.  Callaway                MO
------------------------------------------------------------------------------------------
5.    COL026               5.  Mt. Pleasant                5.  Boone                   MO
------------------------------------------------------------------------------------------
6.    COL028               6.  Country Wood                6.  Boone                   MO
------------------------------------------------------------------------------------------
7.    LOO034               7.  Mt. Carmel                  7.  Miller                  MO
------------------------------------------------------------------------------------------
8.    LOO036               8.  South Eldon                 8.  Miller                  MO
------------------------------------------------------------------------------------------
9.    ALX019               9.  Andrepont Property          9.  City of Opelousas       LA
------------------------------------------------------------------------------------------
10.    BMT042              10.  Krymer Property            10.  City of Orange         TX
------------------------------------------------------------------------------------------
11.    BRG069              11.  Gateway Properties         11.  East Baton Rouge       LA
                                                                Parish
------------------------------------------------------------------------------------------
12.    BRG072              12.  Denham Seafood             12.  Livingston Parish      LA
------------------------------------------------------------------------------------------
13.    HMA195              13.  Southeast Systems          13.  Lafourche Parish       LA
------------------------------------------------------------------------------------------
14.    HMA200              14.  Savoie                     14.  Lafourche Parish       LA

------------------------------------------------------------------------------------------
15.    HMA214              15.  Matherne                   15.  Terrebonne Parish      LA
------------------------------------------------------------------------------------------
16.    HMA218              16.  Hogan                      16.  St Charles Parish      LA
------------------------------------------------------------------------------------------
17.    HMA220              17.  Archer Daniels Midland     17.  St Charles Parish      LA
------------------------------------------------------------------------------------------
18.    HMD005              18.  Tangi Store All            18.  Tangipahoa Parish      LA
------------------------------------------------------------------------------------------
19.    HMD097              19.  Sirchia Land               19.  Tangipahoa Parish      LA
------------------------------------------------------------------------------------------
20.    HMD196              20.  Robertson Land             20.  City of Hammond        LA
------------------------------------------------------------------------------------------
21.    LAF088              21.  Holiday Inn-Raw Land       21.  Lafayette Parish       LA
------------------------------------------------------------------------------------------
22.    LAF092              22.  Castille                   22.  Lafayette Parish       LA
------------------------------------------------------------------------------------------
23.    LAF105              23.  Broussard                  23.  Vermilion Parish       LA
------------------------------------------------------------------------------------------
24.    LKC098              24.  Ravia                      24.  Calcasieu Parish       LA
------------------------------------------------------------------------------------------
25.    LKC118              25.  Comeaux                    25.  Acadia Parish          LA
------------------------------------------------------------------------------------------
26.    NOR106              26.  ITEC                       26.  St. John the Baptist   LA
                                                                Parish
------------------------------------------------------------------------------------------
27.    NSH088              27.  McAffee Land               27.  St. Tammany Parish     LA
------------------------------------------------------------------------------------------
28.    NSH189              28.  Fejta                      28.  City of Slidell        LA
------------------------------------------------------------------------------------------
29.    NWI113              29.  Patterson American Legion  29.  St. Mary Parish        LA
------------------------------------------------------------------------------------------
30.    NWI192              30.  Billeaud                   30.  Town of  Broussard     LA
------------------------------------------------------------------------------------------
31.    PES046              31.  Montana Duran              31.                         PR
------------------------------------------------------------------------------------------
32.    PES077              32.  Kikuet                     32.                         PR
------------------------------------------------------------------------------------------
33.    PES119              33.  Jacaranda                  33.                         PR
------------------------------------------------------------------------------------------
34.    PMT022              34.  Camino Alejandrino         34.                         PR
------------------------------------------------------------------------------------------
35.    PMT032              35.  Efron Hill Mansions        35.                         PR
------------------------------------------------------------------------------------------
36.    PMT048              36.  Leones Catano              36.                         PR
------------------------------------------------------------------------------------------
37.    PMT055              37.  Barrio Pajaros             37.                         PR
------------------------------------------------------------------------------------------
38.    PMT059              38.  Madison Bayamon            38.                         PR
------------------------------------------------------------------------------------------
39.    PMT065              39.  Gas Coqui Cupey            39.                         PR
------------------------------------------------------------------------------------------
40.    PMT068              40.  Finca Maros II             40.                         PR
------------------------------------------------------------------------------------------
41.    PMT069              41.  Club Gallistico            41.                         PR
------------------------------------------------------------------------------------------
42.    PMT081              42.  Taller Familiar            42.                         PR
------------------------------------------------------------------------------------------
43.    PNO054              43.  Finca Velez                43.                         PR

------------------------------------------------------------------------------------------
44.    PNO145              44.  Espinosa Industrial Park   44.                         PR
------------------------------------------------------------------------------------------
45.    PNO155              45.  Finca Roman                45.                         PR
------------------------------------------------------------------------------------------
46.    PNO160              46.  Finca Rios                 46.                         PR
------------------------------------------------------------------------------------------
47.    PNO161              47.  Efron Dorado               47.                         PR
------------------------------------------------------------------------------------------
48.    MEM086              48.  Jones Orchard              48.  Shelby                 TN
------------------------------------------------------------------------------------------
49.    PES132              49.  Chupacallos                49.                         PR
------------------------------------------------------------------------------------------
50.    PSO103              50.  Hacienda Luna              50.                         PR
------------------------------------------------------------------------------------------
51.    MEM134              51.  Osceola                    51.  Mississippi            AR
------------------------------------------------------------------------------------------
52.    MEM156              52.  N. Osceola Baker           52.  Mississippi            AR
------------------------------------------------------------------------------------------
53.    MEM181              53.  Oxford Bypass              53.  Lafayette              AR
------------------------------------------------------------------------------------------
54.    MEM192              54.  MS Hwy 70 Bridges          54.  St. Francis            AR
------------------------------------------------------------------------------------------
55.    MEM196              55.  Palestine/Lalman           55.  St. Francis            AR
------------------------------------------------------------------------------------------
56.    MEM198              56.  Highway 149                56.  St. Francis            AR
------------------------------------------------------------------------------------------
57.    MEM262              57.  Farmer Enter.              57.  Craighead              AR
------------------------------------------------------------------------------------------
58.    MEM270              58.  Phillips                   58.  Craighead              AR
------------------------------------------------------------------------------------------
59.    MEM271              59.  Hick's Farms               59.  Lawrence               AR
------------------------------------------------------------------------------------------
60.    CAR002              60.  Lemme                      60.  Johnson                IL
------------------------------------------------------------------------------------------
61.    CAR014              61.  Swan Pond                  61.  Union                  IL
------------------------------------------------------------------------------------------
62.    CAR015              62.  Schlenker                  62.  Union                  IL
------------------------------------------------------------------------------------------
63.    CAR025              63.  Hill                       63.  White                  IL
------------------------------------------------------------------------------------------
64.    CAR029              64.  Mercer                     64.  Marion                 IL
------------------------------------------------------------------------------------------
65.    ALX048              65.  Galloway Properties        65.  Rapides Parish         LA
------------------------------------------------------------------------------------------
66.    ALX051              66.  South Main                 66.  Lavoyelles Parish      LA
------------------------------------------------------------------------------------------
67.    EVA015              67.  Horse Farm                 67.  Vanderburgh            IN
------------------------------------------------------------------------------------------
68.    MEM178              68.  Crowe                      68.  Lafayette              MS
------------------------------------------------------------------------------------------
69.    MOU001              69.                             69.  Cape Girardeau         MO
------------------------------------------------------------------------------------------
70.    NOR122              70.  Heauser Property           70.  Jefferson Parish       LA
------------------------------------------------------------------------------------------
71.    LTR232              71.  Eagle Crest                71.  Crawford               AR
------------------------------------------------------------------------------------------
72.    PAD012              72.  Quint                      72.  Massac                 IL

------------------------------------------------------------------------------------------
73.    LTR305              73.  McGregor                   73.  Benton                 AR
------------------------------------------------------------------------------------------
74.    HMA206              74.  Hebert                     74.  Lafourche Parish       LA
------------------------------------------------------------------------------------------
75.    CAR022              75.  McPherson                  75.  Jefferson            1.IL
------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

     Approved Sites with Liens
     -------------------------